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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 20, 2000


                            SOUTHWEST GAS CORPORATION
             (Exact name of registrant as specified in its charter)


               California                      1-7850            88-0085720
     (State or other jurisdiction of         (Commission      (I.R.S. Employer
     incorporation or organization)          File Number)    Identification No.)

       5241 Spring Mountain Road
         Post Office Box 98510
           Las Vegas, Nevada                                     89193-8510
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (702) 876-7237





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Item 5.  Other Events

A new Procedural Order has been issued by the Arizona Corporation Commission
(ACC) further extending the hearing on the proposed merger of Southwest Gas Corporation and a wholly owned subsidiary of ONEOK, Inc. to February 22, 2000. On January 10, 2000, ONEOK requested a 10-day delay in filing its rebuttal testimony to a January ACC staff report. In response, the ACC staff requested that the hearing be postponed to February 22, 2000 in order to give the ACC staff sufficient time to review ONEOK's filing and to conduct additional discovery, if necessary.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            SOUTHWEST GAS CORPORATION




Date: January 20, 2000                        /s/ EDWARD A. JANOV
                                         -----------------------------
                                                Edward A. Janov
                                         Vice President/Controller and
                                           Chief Accounting Officer